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                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest event reported):  July 17, 2000

                      BAY VIEW SECURITIZATION CORPORATION
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               (Exact name of registrant as specified in charter)


         Delaware                         333-16233                93-1225376
------------------------------      --------------------     -------------------
State or other jurisdiction of      (Commission File No.)     (I.R.S. Employer
incorporation or organization                                Identification No.)


        c/o Bay View Bank
       1840 Gateway Drive
      San Mateo, California                                        94404
--------------------------------------                     ---------------------
Address of principal executive offices                          Zip Code


      Registrant's telephone number, including area code:  (650) 573-7310
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  (Former name, former address, and former fiscal year, if changed since last report)
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Item 7.     Financial Statements, Pro forma Financial Information and Exhibits


Exhibit 99.1   Monthly Servicer's Report dated June 30, 2000


                                   Signatures

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Bay View Securitization Corporation by the undersigned thereunto duly authorized.

                                         BAY VIEW 1997 RA-1 AUTO TRUST
                                    BY:  BAY VIEW SECURITIZATION CORPORATION
                                         ORIGINATOR OF TRUST



Dated:  July 17, 2000                    By:  /s/ Michael J. LaOrange
                                              -----------------------
                                              Michael J. LaOrange
                                              Vice President